SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )
Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              CARVER BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:
|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                      [LETTERHEAD OF CARVER BANCORP, INC.]



                                       July 21, 1998


Dear Stockholder:

         You are cordially invited to attend the 1998 annual meeting of stockholders (the "Annual Meeting") of Carver Bancorp, Inc. ("Carver" or the "Company"), the holding company for Carver Federal Savings Bank, which will be held on August 14, 1998 at 10:00 a.m., New York City time, in the Board Room at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 (the "Annual Meeting").

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Carver, as well as representatives of Mitchell & Titus, LLP, the accounting firm appointed by the Board of Directors to be Carver's independent auditors for the fiscal year ending March 31, 1999, will be present at the Annual Meeting. In addition, management will report on the operations and activities of the Company and there will be an opportunity for you to ask questions about Carver's business.

         The Board of Directors of Carver has determined that an affirmative vote on each of proposals one and two to be considered at the Annual Meeting is in the best interests of Carver and its stockholders and unanimously recommends a vote "FOR" proposals one and two.

         For the reasons set forth in the Proxy Statement, the Board of Directors of Carver has determined that proposal three, a stockholder proposal, scheduled to be considered at the Annual Meeting if properly introduced thereat, is not in the best interests of Carver and its stockholders and unanimously recommends a vote "AGAINST" proposal three.

         It is very important that your shares be represented at the Annual Meeting, regardless of whether or not you plan to attend in person. I urge you to mark, execute, date and return the enclosed proxy card in the enclosed postage-paid envelope as soon as possible to ensure that your shares will be voted at the Annual Meeting. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                  YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN
                     TO ATTEND THE ANNUAL MEETING IN PERSON.

         On behalf of the Board of Directors and the employees of Carver, I wish to thank you for your continued support.

                                         Sincerely yours,


                                         /s/ Thomas L. Clark, Jr.
                                         ------------------------

                                         Thomas L. Clark, Jr.
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              CARVER BANCORP, INC.
                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512

             ==========================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 14, 1998

             ==========================================================



         NOTICE IS HEREBY GIVEN that the 1998 annual meeting of stockholders of Carver Bancorp, Inc. ("Carver" or the "Company") will be held on August 14, 1998 at 10:00 a.m., New York City time, in the Board Room at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

         1. To elect three directors each to serve for a three-year term expiring at the annual meeting of stockholders to be held in the year 2001 and until their respective successors have been elected and qualified;

         2. To ratify the appointment of Mitchell & Titus, LLP as independent auditors for the Company for the fiscal year ending March 31, 1999;

         3. To consider and vote upon a stockholder proposal, opposed by the Board of Directors, if properly introduced at the Annual Meeting; and

         4. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting. The Company is not aware of any other business that may properly come before the Annual Meeting.

         Pursuant to the Bylaws of Carver, the Board of Directors has fixed June 25, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only holders of the common stock of the Company as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Carver Federal Savings Bank, 75 West 125th Street, New York, New York, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT THEREOF, MAY REVOKE SUCH HOLDER'S PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

                                 By Order of the Board of Directors,


                                      Raymond L. Bruce, Esq.
                                 SENIOR VICE PRESIDENT, CORPORATE COUNSEL
                                   AND CORPORATE SECRETARY
New York, New York
July 21, 1998

                              CARVER BANCORP, INC.
                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
                               -------------------

                                 PROXY STATEMENT
                               -------------------

                       1998 ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 14, 1998

               ==================================================

                               GENERAL INFORMATION

               ==================================================


GENERAL

         This Proxy Statement and accompanying proxy card are being furnished to stockholders of Carver Bancorp, Inc. (the "Company" or "Carver"), in connection with the solicitation of proxies by the Board of Directors of Carver to be used at the Annual Meeting to be held on August 14, 1998, at 10:00 a.m., New York City time, in the Board Room at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, and at any adjournment or postponement thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about July 21, 1998.

          The Company, a Delaware corporation, operates as a savings and loan association holding company for Carver Federal Savings Bank ("Carver Federal" or the "Bank").

RECORD DATE AND VOTING

         The Board of Directors of Carver has fixed the close of business on June 25, 1998 as the record date (the "Record Date") for the determination of the holders of the common stock, par value $.01 per share of Carver Bancorp, Inc. ("Common Stock") entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on that date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 2,314,275 shares of Common Stock outstanding. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record (other than Excess Shares, as defined below) upon each matter properly submitted at the Annual Meeting. As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock ("Excess Shares") shall be entitled to cast only one one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares, and to determine on the basis of information known to it after reasonable inquiry, all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner, (ii) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner and (iii) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Common Stock.

         If the enclosed proxy card is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR ELECTION AS DIRECTORS ("PROPOSAL ONE"), FOR THE RATIFICATION OF THE APPOINTMENT OF MITCHELL & TITUS, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY ("PROPOSAL TWO") AND AGAINST THE STOCKHOLDER PROPOSAL DESCRIBED HEREIN ("PROPOSAL THREE").

         Management is not aware of any matters other than those set forth in the Notice of Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

VOTES REQUIRED

         PROPOSAL ONE. Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the election of directors.

         PROPOSAL TWO AND PROPOSAL THREE. The ratification of the appointment by the Board of Directors of Mitchell & Titus, LLP as the Company's independent auditors and approval of the stockholder proposal each require the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal Two or Proposal Three, as applicable. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal Two or Proposal Three.

REVOCABILITY OF PROXIES

         The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (1) filing a written notice of revocation with the Corporate Secretary of the Company, (2) delivering to the Corporate Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of Common Stock.

SOLICITATION OF PROXIES

         In addition to solicitation by mail, directors, officers and employees of Carver may solicit proxies for the Annual Meeting from Carver stockholders personally or by telephone or telegram without additional remuneration therefor. The Company will also provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The Company has retained Morrow & Co., Inc. ("Morrow") to assist in the solicitation of proxies at a fee of $3,000 plus expenses and disbursements. The cost of solicitation of proxies for the Annual Meeting, including the fees of Morrow, will be borne by the Company.

               ====================================================

                               SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               ====================================================



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on May 31, 1998, as disclosed in certain reports regarding such ownership filed by such persons, with the Company or the Securities and Exchange Commission (the "SEC") in accordance with Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that beneficially owns more than 5% of the outstanding shares of Common Stock as of May 31, 1998. For purposes of the table set forth below and the table set forth under "--Stock Ownership of Management," an individual is considered to "beneficially own" any securities
(a) over which such individual exercises sole or shared voting or investment power, or (b) of which such individual has the right to acquire beneficial ownership, including the right to acquire beneficial ownership by the exercise of stock options within 60 days after May 31, 1998. As used herein, "voting power" includes the power to vote, or direct the voting of, such securities, and "investment power" includes the power to dispose of, or direct the disposition of, such securities.


                                                               AMOUNT-AND             PERCENT-OF
                                                               NATURE-OF              SHARES-OF
                               NAME-AND-ADDRESS                BENEFICIAL            COMMON STOCK
   TITLE OF CLASS             OF BENEFICIAL OWNER              OWNERSHIP             OUTSTANDING (1)
-------------------      ------------------------------      ---------------      -------------------
Common Stock             EQSF Advisers, Inc.                   218,500(2)               9.44%
                         767 Third Avenue
                         New York, NY 10017

Common Stock             Carver Bancorp, Inc.                  182,132(3)               7.87%
                         Employee Stock Ownership Plan
                         Trust (the "ESOP Trust")
                         75 West 125th Street
                         New York, NY 10027

Common Stock             Koch Asset Management, L.L.C.         174,350(4)               7.53%
                         1293 Mason Road
                         Town & Country, MO 63131

Common Stock             FMR Corp.
                         82 Devonshire Street
                         Boston, MA 02109                      142,000(5)               6.14%


------------------------
(1) The total number of shares of Common Stock outstanding on May 31, 1998 was 2,314,275 shares.



                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(2) Based on a Schedule 13G, dated February 13, 1997, and filed with the SEC jointly by EQSF Advisers, Inc. ("EQSF") and Martin J. Whitman, the Chief Executive Officer and controlling person of EQSF. EQSF beneficially owns 218,500 shares of Common Stock. Mr. Whitman disclaims beneficial ownership of such stock. Third Avenue Value Fund, Inc., an investment Company registered under the Investment Company Act of 1940, has the right to receive dividends with respect to, and proceeds from the sale of, such shares. EQSF has sole voting and dispositive power over such shares.

(3) The Administrative Committee established to administer the Carver Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP") consists of officers of the Bank. The ESOP's assets are held in the ESOP Trust, for which Marine Midland Bank serves as trustee (the "ESOP Trustee"). The Administrative Committee instructs the ESOP Trustee regarding the investment of funds contributed to the ESOP. Common Stock purchased by the ESOP Trust is held in a suspense account and allocated to participants' accounts annually based on contributions made to the ESOP by the Bank. Shares released from the suspense account are allocated among participants in proportion to their compensation, as defined in the ESOP, for the year the contributions are made, up to the limits permitted under the Internal Revenue Code of 1986 (the "Code"). The ESOP Trustee must vote all allocated shares held in the ESOP Trust in accordance with the instructions of participants. As of December 31, 1998, a total of 75,755 shares had been allocated, but not distributed, to participants. Under the ESOP, unallocated shares or shares for which no voting instructions have been received will be voted by the ESOP Trustee in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions. In the absence of any voting instructions with respect to allocated shares, the Board of Directors, on behalf of the Company, directs the voting of all shares of unallocated stock, or in the absence of such directions from the Board of Directors, the ESOP Trustee has sole discretion with respect to the voting of such shares. Each member of the Board of Directors disclaims beneficial ownership of the shares held in the ESOP Trust.

(4) Based on a Schedule 13G, dated February 16, 1998, and filed with the SEC jointly by Koch Asset Management, L.L.C. ("KAM") and Donald Leigh Koch, the sole Managing Member of KAM. KAM is a registered investment adviser which furnishes investment advice to individual clients by exercising trading authority over securities held in accounts on behalf of such clients (collectively, the "Managed Portfolios"). In its role as an investment adviser to its clients, KAM has sole dispositive power over the Managed Portfolios and may be deemed to be the beneficial owner of shares of Common Stock held by such Managed Portfolios. However, KAM does not have the right to vote or to receive dividends from, or proceeds from the sale of , the Common Stock held in such Managed Portfolios and disclaims any ownership associated with such rights.

          Mr. Koch may be deemed to have the power to exercise any dispositive power that KAM may have with respect to the Common Stock held by the Managed Portfolios. Mr. Koch, individually, and Mr. Koch and his spouse, jointly, own and hold voting power with respect to Managed Portfolios containing approximately 11,850 and 2,000 shares of Common Stock, or an aggregate of approximately 0.5% of the total number of outstanding shares of Common Stock (collectively "Koch shares"). Other than with respect to the Koch shares, all shares reported in the
          Schedule 13G have been acquired by Koch Asset Management, L.L.C., and Mr. Koch does not have beneficial ownership, voting rights, rights to dividends, or rights to sale proceeds associated with such shares.

(5) Based on a Schedule 13G, dated February 14, 1998, and filed with the SEC by FMR Corp. ("FMR"). According to FMR Corp.'s Schedule 13G, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under the Investment Advisers Act of 1940, is the beneficial owner of 142,000 shares or 6.14% of the Common Stock outstanding of Carver, as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. The ownership of one investment company, Fidelity Select Home Finance Portfolio, amounted to 142,000 shares or 6.14% of the Common Stock outstanding. Edward C. Johnson 3d, Chairman of the Board of FMR Corp., through its control of Fidelity, and the Funds each has sole power to dispose of the 142,000 shares owned by the Funds. Neither FMR Corp. nor Mr. Johnson, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Abigail P. Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth information, determined as of May 31, 1998, as to the total number of shares of Common Stock beneficially owned by each director, each nominee and each Named Executive Officer, as defined herein, identified in the Summary Compensation Table, appearing elsewhere herein, and all directors, nominees and executive officers of the Company or the Bank as a group. Ownership information is based upon information furnished by the respective individuals. Except as otherwise indicated, each person and the group shown in the table has sole voting and investment power with respect to the shares indicated.



                                                                       AMOUNT-AND             PERCENT-OF
                                                                        NATURE OF               COMMON
                                                                       BENEFICIAL               STOCK
      NAME                                     TITLE                 OWNERSHIP(1)(2)         OUTSTANDING(3)
------------------------      --------------------------------      ----------------      -------------------


Thomas L. Clark, Jr.          President and Chief                         25,480(4)                  *
                              Executive Officer, Director
David N. Dinkins              Director                                     3,421                     *
Linda H. Dunham               Director                                     2,221                     *
Robert J. Franz               Director                                     1,900                     *
Pazel G. Jackson, Jr.         Director                                       700                     *
Herman Johnson, CPA           Director                                     3,190(5)                  *
David R. Jones                Chairman of the Board,                       6,390                     *
                              Director
Biswarup Mukherjee            Former Executive Vice                        8,328(6)                  *
                              President and Chief
                              Financial Officer
All directors, nominees and executive                                    176,907                 7.57%
officers as a group (12 persons)(7)(8)(9)

--------------------------------------------
*        Less  than 1% of outstanding Common Stock.

(1)       Includes 13,886, 400, 400, 200, 200, 2,776, and 2,776 shares which may be acquired by Messrs. Clark and Dinkins, Ms. Dunham and Messrs. Franz, Jackson, Johnson and Jones, respectively, pursuant to options granted under the Carver Bancorp, Inc. 1995 Stock Option Plan (the "Option Plan"). Also includes the 414 shares that may be acquired by Mr. Clark under the Carver Bancorp, Inc. Incentive Compensation Plan (the "Incentive Compensation Plan"). Mr. Mukherjee, a former executive officer of the Company and the Bank, did not hold any outstanding stock options under the Option Plan as of May 31, 1998.

(2)       Excludes 10,829, 600, 600, 800, 800, 2,083 and 2,083 shares of restricted stock granted to Messrs. Clark and Dinkins, Ms. Dunham and Messrs. Franz, Jackson, Johnson and Jones, respectively, pursuant to the Carver Bancorp, Inc. Management Recognition Plan (the "MRP") and/or the Incentive Compensation Plan with respect to which such individuals have neither voting nor dispositive power. Mr. Mukherjee, a former executive officer of the Company and the Bank, did not have any un-vested shares of restricted stock under either the MRP or the Incentive Compensation Plan as of May 31, 1998. See "Directors' Compensation-- Management Recognition Plans" and "--Incentive Compensation Plan."

(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,314,275 shares of Common Stock, the total number of shares of the Company's Common Stock outstanding as of May 31, 1998, plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after May 31, 1998, by the exercise of stock options.

(4) Includes 3,121 shares held by the trustee of the Carver Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust ("401(k) Plan") which are attributable to the account of Mr. Clark, and as to which he shares voting and dispositive power, and 2,781 shares allocated to the account of Mr. Clark under the ESOP as to which he has sole voting power, but no dispositive power, except in limited circumstances.

(5) Includes 50 shares held jointly by spouse and son and 50 shares held individually by son over which Mr. Johnson has shared voting power and dispositive power.




                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(6) Includes 1,276 shares held by the trustee of the 401(k) Plan which are attributable to the account of Mr. Mukherjee, and as to which he shares voting and dispositive power, and 3,540 shares allocated to the account of Mr. Mukherjee under the ESOP as to which he has sole voting power, but no dispositive power, except in limited circumstances. Although Mr. Mukherjee terminated employment with the Company and the Bank during the 1998 fiscal year, as of May 31, 1998, Mr. Mukherjee had outstanding account balances under both the 401(k) Plan and the ESOP which will be distributed to him in accordance with the terms of these Plans.

(7) Includes 6,813 shares held by the ESOP Trust that have been allocated as of May 31, 1998 to the individual accounts of the executive officers under the ESOP and as to which such executive officers have sole voting power, but no dispositive power, except in limited circumstances. Also includes 106,377 unallocated shares held by the ESOP Trust as to which the Board of Directors shares voting and dispositive power. Each member of the Board of Directors disclaims beneficial ownership of the shares held in the ESOP.

(8) Includes 1,364 shares attributable to the individual accounts of the executive officers under the 401(k) Plan and as to which such executive officers have sole dispositive power and shared voting power with the members of the committee established to administer the 401(k) Plan.

(9) Includes the 26,586 shares which may be acquired by the directors and executive officers, as a group, pursuant to options granted under the Option Plan. Also includes the 942 shares which may be acquired by the executive officers, as a group, pursuant to options granted under the Incentive Compensation Plan. Excludes the 943 shares of restricted stock awarded to the executive officers under the Incentive Compensation Plan with respect to which such individuals have neither voting nor dispositive power.



                  ============================================

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

                  ============================================



GENERAL

         The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.

          Carver's Board currently consists of seven members. The Board of Directors has nominated for election as directors Thomas L. Clark, Jr., Herman Johnson, and Pazel G. Jackson, Jr. each to serve for a term of three years and until their successors are elected and qualified. On November 18, 1997, the Board of Directors voted to increase the size of the Board from six to seven members, effective on such date. Upon the nomination of the Nominating Committee, the directors elected Pazel G. Jackson, Jr. to fill the newly created vacancy. Mr. Jackson has been appointed to serve as a director in the class whose term expires in 1998. The Bylaws of the Company provide that if the Board expands its size by appointing an additional director, any director so appointed shall serve for the remainder of the term of the class of directors in which the new directorship was created. Accordingly, Mr. Jackson is a nominee for director at the Annual Meeting since his term expires at such meeting.

         Each nominee has consented to being named in the Proxy Statement and to serve if elected. However, if any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors and nominees, see "General Information -- Security Ownership of Certain Beneficial Owners and Management -- Stock Ownership of Management."



                                             END-OF    POSITION-HELD-WITH-THE
             NAME              AGE (1)        TERM     COMPANY AND THE BANK                DIRECTOR-SINCE-(2)
------------------------      ---------      ------     --------------------             ----------------------

NOMINEES FOR A THREE-
YEAR TERM EXPIRING IN
2001

Thomas L. Clark, Jr.             54           2001      President, Chief Executive                1995
                                                          Officer and Director
Herman Johnson, CPA              62           2001              Director                          1981
Pazel G. Jackson, Jr.            66           2001              Director                          1997

CONTINUING DIRECTORS

David N. Dinkins                 71           1999              Director                          1996
Linda H. Dunham                  48           2000              Director                          1996
Robert J. Franz                  60           2000              Director                          1997
                                                        Chairman of the Board and
David R. Jones                   50           1999              Director                          1989


------------------------
(1)       As of April 30, 1998.

(2) Includes terms as directors of Carver Federal prior to the incorporation of the Company in 1996.

         The principal occupation and business experience of each nominee for election as director, each Continuing Director is set forth below.

NOMINEES FOR ELECTION AS DIRECTORS

         THOMAS L. CLARK, JR., is currently President and Chief Executive Officer, a position he assumed on February 1, 1995. Mr. Clark is also a member of the Bank's Board of Directors. Prior to assuming his current position, Mr. Clark was employed by the New York State Banking Department from 1976 until 1995 and from 1987 until 1995, served as Deputy Superintendent of Banks for New York State Banking Board. In addition, Mr. Clark serves on the Thrift Institutions Advisory Panel of the Federal Reserve Bank of New York; as Chairman of the Community Investment and Affordable Housing Committee of the Community Bankers of New York State and Chairman of the American League of Financial Institutions, the national trade association representing minority savings institutions, (based in Washington, D.C); Mr. Clark also serves on the Boards of Directors of the New York City Partnership and Chamber of Commerce, Inc., and the New York City Housing Partnership, and is a member of the Advisory Board of Small Business Development Centers of New York State.

          HERMAN JOHNSON is currently self-employed as a certified public accountant in Brooklyn, New York, and has been so employed in such profession since 1962. Mr. Johnson currently serves as Chairman of the Board of Trustees of Mt. Sinai Baptist Church in Brooklyn and has been a Trustee since 1966. He formerly served as a Trustee of the Interfaith Medical Center in Brooklyn from 1987 to 1991.

          PAZEL G. JACKSON, JR. is currently employed as a Senior Vice President in the Community Development Group of Chase Manhattan Bank. Since January, 1995, Mr. Jackson has been responsible for new business development in targeted markets throughout the United States. Mr. Jackson is also responsible for assisting the Chase Manhattan Mortgage Corporation's staff in the development and implementation of a national low and moderate income outreach program. Prior to joining Chase Manhattan Bank, Mr. Jackson served as the Senior Credit Officer of the Residential Mortgage Division of Chemical Bank. As Senior Credit Officer, Mr. Jackson was directly responsible for Credit and Risk Management which included oversight of the following areas: credit policy, underwriting, appraisals, quality control, portfolio administration, asset recovery (workouts), post-closing operations and supervision of the Affordable Housing Unit. Mr. Jackson's previous business experience also includes employment as a Senior Vice President in charge of Commercial and Residential Lending at The Bowery Savings Bank. Mr. Jackson joined The Bowery in 1969 and held various positions at this financial savings institution including, Senior Vice President, Assistance to the Chairman (1985-1986); Senior Vice President, Division Head, Real Estate Finance (1981-1985); Senior Vice President, Marketing Director (1977-1981); and Vice President, Asset Recovery (1973-1977). Mr. Jackson also served as Assistant Commissioner, New York City Department of Buildings (1967-1968) and as Chief of Engineering Design for the 1964-1965 New York World's Fair Corporation (1962-1966).



                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
        VOTE FOR THE ELECTION OF THE NOMINEES FOR ELECTION AS DIRECTORS.



CONTINUING DIRECTORS

         DAVID N. DINKINS is currently a professor of public affairs at the Columbia University School of International and Public Affairs and a senior fellow of the Barnard-Columbia Center for Urban Policy. He also hosts a public affairs radio program, "Dialogue with Dinkins," on WLIB-AM, and continues to be an advocate for children, education, compassionate urban policy, and tolerance.

         The 106th Mayor of the City of New York, Mr. Dinkins began his career in public service in 1966 in the New York State Assembly, where he helped create the Search for Education, Elevation and Knowledge (SEEK) program, which provides low-income students with grants and educational assistance. He served as president of the New York Board of Elections from 1972 through 1973, during which time he established guidelines that encouraged wider voter registration. He was appointed City Clerk in 1975, a post he held for 10 years. He was elected President of the Borough of Manhattan in November 1985 and as Mayor of the City of New York in November 1989, serving a four-year term.

         Mr. Dinkins currently serves on the board of a number of non-profit and charitable organizations, many of which assist children and young people. Among them are the Association to Benefit Children; the Bard College Clemente Course in the Humanities; Body Sculpt of New York; the Children's Health Fund; the Federation of Protestant Welfare Agencies; Friends of the Nelson Mandela Children's Fund; the Andrew Goodman Foundation; Hope for Infants; the Howard Samuels Foundation; the International Tennis Hall of Fame; the Jazz Foundation of America; the Lenox Hill Neighborhood House; the National Urban Technology Center; the New York State International Partnership Program; the New York Junior Tennis League; the Prisoner's Legal Services of New York; and the U.S. Committee for UNICEF.

         Mr. Dinkins is the national chairman of the Black Leadership Commission on AIDS. He is the chairman of the board of the Constituency for Africa, and a member of the Advisory Board of Citizens for Service, the Ronald H. Brown Foundation, Shared Interest, and the South African-American Organization. He is a member of the Board of Advisors of the Aristide Foundation for Democracy, of the Advisory Group of the David C. Singler Foundation, of the Advisory Council of the Respect for Law Alliance, and of the Advisory Committee for T-Ball USA Association. He is a member of the President's Council of the New York City Mission Society; of the Steering Committee of the Association for a Better New York, and of the Honorary Board of Directors of the Rowell Foster Children's Positive Plan. He is an Honorary Life Trustee of the Community Service of New York, an Honorary Trustee of the Friends of Harlem Hospital, and a member of the Eastern Tennis Association Hall of Fame.

         Mr. Dinkins is also a member of the Council on Foreign Relations, the Taubman Center for State and Local Government at Harvard University's Kennedy School of Government and the Visiting Committee of the Robert J. Milano Graduate of Management and Urban Policy at the New School for Social Research.

         LINDA H. DUNHAM is Vice President of TCB Management Corporation, a management company which oversees the McDonald's restaurants which she co-owns and operates. Prior to joining TCB Management Corporation, Ms. Dunham was employed by Chemical Bank for 16 years in various capacities. Ms. Dunham is also Secretary of the Board of Directors of The Children's Oncology Society of New York, the Vice Chair of the Board of Trustees of Community Service Society of New York and a member of the National Board of Directors of the Ronald McDonald House Charities.

         ROBERT J. FRANZ is currently a senior vice president of Booz-Allen & Hamilton, Inc., which he joined in 1989, and leads the firm's financial industries information technology practice. His entire business career has been focused on the financial services industries in technology and operations consulting, technology management and financial management. He began his business career at The Travelers Corporation where he managed the implementation of one of the first large-scale on-line computer systems in the country. Subsequently, he founded and managed their Corporate Systems Department. Mr. Franz spent twelve years at Arthur Andersen & Co. in New York where he was partner-in-charge of their worldwide capital markets and insurance consulting practices. He also was a member of their global management team for the banking industries. Subsequently, he was Managing Director at Morgan Stanley where he was Controller and Director of Financial Planning and Analysis.

         DAVID R. JONES has been a director of Carver Federal since 1989. He was appointed Chairman of the Board in October, 1995. Mr. Jones is currently the President and Chief Executive Officer of the Community Service Society of New York ("CSS"). One of the nation's oldest and largest nonprofit social welfare organizations, the 150-year-old agency uses direct help, research, advocacy and litigation to alleviate the effects of poverty, focusing on the areas of education, health care delivery, income security and affordable housing. Prior to joining CSS, Mr. Jones served for three years as Executive Director of the New York City Youth Bureau and as Special Advisor to Mayor Edward I. Koch. A member of the New York State and federal bars, he previously worked for four years as a corporate lawyer at the law firm of Cravath, Swaine & Moore. Earlier, he had been a clerk for federal Judge Constance Baker Motley and one of the last interns for U.S. Senator Robert F. Kennedy. Mr. Jones is currently on the boards of directors of the New York City Health and Hospitals Corporation, which runs 21 public hospitals and clinics, the Puerto Rican Legal Defense and Education Fund, and the New York Foundation. He also serves on the board of directors of the Prospect Park Alliance and is a member of the Board of Commissioners of the Black Leadership Commission on AIDS. A charter trustee of Wesleyan University, he also serves on the advisory boards of the John F. Kennedy School of Government of Harvard University and the Barnard-Columbia Center for Leadership on Urban Public Policy, and as a trustee of the New York Historical Society. He is the author of the "Urban Agenda" column which appears in the AMSTERDAM NEWS and ethnic papers throughout the nation and host of a local Cable TV show of the same name.

BOARD AND COMMITTEE MEETINGS

         The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the fiscal year ending March 31, 1998, the Board met twelve times. No director attended fewer than 83%, in the aggregate, of the total number of Board meetings held while he or she was a member during the fiscal year ended March 31, 1998 ("fiscal 1998")and the total number of meetings held by committees on which he or she served during such fiscal year. The Board of Directors has standing Audit, Executive and Compensation Committees, the nature and composition of which are described below.

          AUDIT COMMITTEE. The Audit Committee consists of Directors Herman Johnson (Chairman), David R. Jones, and Thomas L. Clark, Jr. (ex officio). This committee meets at least once annually to review and approve the independent audit report. This committee did not meet during fiscal 1998. The Bank's audit committee met on a monthly basis during the fiscal 1998.

          EXECUTIVE COMMITTEE. The Executive Committee is authorized to act as appropriate between meetings of the Board of Directors. Members of this committee are Directors Thomas L. Clark, Jr. (Chairman), David R. Jones, Herman Johnson and Linda H. Dunham. This committee met 6 times during fiscal 1998.

          COMPENSATION COMMITTEE. The Compensation Committee consists of directors David R. Jones (Chairman), Herman Johnson, Linda H. Dunham and Thomas
L. Clark, Jr. (ex officio). This committee evaluates the performance of the executive officers and is authorized to establish the compensation of those individuals. This committee met twice during fiscal 1998.

          NOMINATING COMMITTEE. The Nominating Committee, which consists of directors David R. Jones (Chairman), Thomas L. Clark, Jr. and Herman Johnson met twice during fiscal 1998. The Nominating Committee met on November 18, 1997 to nominate Pazel G. Jackson, Jr. to the Board. In addition, the Nominating Committee met on May 19, 1998, to select the nominees for election as directors at the Annual Meeting. In accordance with the Bylaws of the Company, no nominations for election as directors, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting unless properly made by a stockholder. No nominations for directors have been received from stockholders for the elections to be held at the Annual Meeting as of the date of this Proxy Statement. For a description of the procedure to be followed for a stockholder to nominate persons for election as a director, see "Additional Information -- Notice of Business to be Conducted at Annual Meeting."

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. The Bank's directors, other than Mr. Clark, receive $600 per meeting attended of the Bank's Board of Directors, except that the Chairman and Vice Chairman receive a fee of $850 per meeting. In addition, the Chairman and Vice Chairman of the Board each receive a quarterly retainer fee of $1,000. Fees for executive committee meetings are $700 per meeting and $475 for all other committee meetings. Mr. Clark does not receive fees for his attendance at meetings of the either the Company's or Bank's board of directors or their respective committees. Directors of the Bank also serve as directors of the Company, but do not receive additional fees for service as directors of the Company.

         DIRECTORS' RETIREMENT PLAN. The Bank maintains the Carver Federal Savings Bank Retirement Plan for Nonemployee Directors (the "Directors' Plan") to provide retirement benefits to directors of the Bank who are neither employees nor officers of the Bank. The Directors' Plan provides for a retirement benefit equal to the product of a director's "Vested Percentage" and the fees such director received for service on the Board during the calendar year preceding his or her retirement. A participant's "Vested Percentage" is based on his or her overall years of service on the Board of Directors of the Bank, and increases from 0% for less than six years of service, to 33% for between six and ten years of service, to 67% for between eleven and nineteen years of service and to 100% for more than twenty years of service. However, in the event a participant terminates service on the Board due to "disability" (as such term is defined in the Directors' Plan) or death, the participant's Vested Percentage becomes 100% regardless of his or her years of service. In the event of a director's death, a survivor benefit equal to 50% of the annual amount which would have been payable to such director had he or she survived will be paid to his or her surviving spouse. The Bank will pay such benefits from its general assets.

         OPTION PLAN. The Company maintains the Option Plan for the benefit of its directors and certain key employees. Under the Option Plan, each outside director who was a director on the effective date of the Option Plan was granted options to purchase 6,943 shares of Common Stock, except that former directors Richard T. Greene and M. Moran Weston were each granted stock options to purchase 10,415 shares of Common Stock. Such options were granted on September 12, 1995 at an exercise price of $10.38 per share. Any individual who becomes an outside director following the effective date of the Option Plan will be granted options to purchase 1,000 shares of Common Stock with an exercise price equal to the fair market value of a share of Common Stock on the date of the grant. Accordingly, upon becoming a director, David N. Dinkins, Linda H. Dunham, Robert
J. Franz, and Pazel G. Jackson, Jr. were each granted stock options to purchase 1,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Options granted under the Option Plan generally vest in five equal annual installments commencing on the first anniversary of the effective date of the grant, provided the recipient is still a director of the Company or the Bank on such date. In September, 1997, the Option Plan was amended to provide the Committee with discretion to grant stock options that will vest and become exercisable pursuant to a vesting schedule that differs from the Plan's standard five-year schedule. The Option Plan continues to provide that upon the death or disability of an option holder, all options previously granted to such individual will automatically become exercisable.

         MANAGEMENT RECOGNITION PLAN. The Company maintains the MRP for the benefit of its directors and certain key employees. Under the MRP, each outside director who was a director on the effective date of the MRP received an automatic grant of 3,471 shares of restricted stock, except that former directors Richard T. Greene and M. Moran Weston each received 5,207 shares of restricted stock. Any individual who becomes an outside director following the effective date of the MRP will be granted 1,000 shares of restricted stock. Accordingly, upon becoming directors, David N. Dinkins, Linda H. Dunham, Robert
J. Franz and Pazel G. Jackson, Jr. were each granted 1,000 shares of restricted stock under the MRP. Awards granted under the MRP will generally vest in five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still a director of the Company or the Bank on such date. Awards will become 100% vested upon termination of service due to death or disability. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto. The MRP was also amended in September, 1997, to permit the Committee, in its discretion, to grant restricted stock awards with vesting schedules that differ from the Plan's standard five-year schedule.

         SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT. In order to secure and reward the services of Richard T. Greene (the "SERA Participant"), the President and Chief Executive Officer of the Bank at the time, the Bank entered into a supplemental executive retirement agreement with him (the "SERA"), effective January 30, 1995. Pursuant to the terms of the SERA, upon the SERA Participant's termination of employment with the Bank effective February 1, 1995, he became entitled to receive annual payments from the Bank in an amount equal to (i) 50% of his "Average Annual Compensation," less (ii) his "Annual Offset Amount." Under the SERA, "Average Annual Compensation" means the average of the SERA Participant's highest annual compensation for three of the five calendar years preceding his termination of employment, and "Annual Offset Amount" means the sum of the SERA Participant's primary social security benefits and the benefits which the SERA Participant would receive in the form of an annuity under the Pension Plan or the 401(k) Plan (but only to the extent attributable to Bank matching contributions) upon his termination of employment. Such annual payments shall be made for 10 years, except that in the event of the SERA Participant's death, a 50% death benefit will be payable to his surviving spouse, if any.

         CONSULTING AGREEMENT. For purposes of securing a smooth transition in the membership of the Board of Directors of the Company and the Bank, the Company entered into a Consulting Agreement dated as of October 1, 1997 with M. Moran Weston, a former Company and Bank board member. The Consulting Agreement provides for Mr. Weston to be available, upon request, for a five year period beginning effective as of October 1, 1997, to provide consulting services to the respective Boards of Directors of the Company and the Bank. In consideration for the availability of Mr. Weston's services, the Company has agreed to pay Mr. Weston a retainer of $12,000 per year, with payments to commence to Mr. Weston on a monthly basis beginning on the effective date of the Agreement. In the event of Mr. Weston's death, any remaining retainer payments due under the Consulting Agreement would be paid to Mr. Weston's surviving spouse (or designated beneficiary) on a monthly basis. Upon retirement from the Company's Board of Directors, Mr. Weston also became eligible to receive a ten-year annual retirement benefit of $15,000 under the Directors' Retirement Plan.

         INCENTIVE COMPENSATION PLAN. Under the Incentive Compensation Plan, effective as of September 12, 1995, directors and eligible employees may elect to defer the receipt of all or part of their future fees and/or compensation. Prior to the establishment of the Incentive Compensation Plan, the Bank maintained the Carver Federal Savings Bank Deferred Compensation Plan (the "Deferred Compensation Plan"). Amounts previously deferred under the Deferred Compensation Plan are now held and invested in accordance with the terms of the Incentive Compensation Plan. Pursuant to the terms of the Incentive Compensation Plan, any deferred amounts will be credited to a bookkeeping account in accordance with the terms of the deferred compensation agreement ("Deferred Compensation Agreement") entered into with the individual director or employee. Such accounts will be adjusted annually to reflect the investment return which would have resulted if such deferred amounts had been invested, based on the participant's choice, in one of the following: (i) Common Stock; (ii) the Bank's highest annual rate of interest on 12-month certificates of deposit; or (iii) the "Multiplier," which generally is the sum of certain indicators with respect to the Bank's performance, times 2 percent. A participant will receive distributions of deferred amounts in accordance with the terms of their respective Deferred Compensation Agreements. A participant may change the investment selection applicable to his or her account or elections as to the timing and form of distributions from such account only with respect to subsequently deferred fees or compensation.

EXECUTIVE COMPENSATION

         COMPENSATION COMMITTEE REPORT.

         THE REPORT OF THE COMPENSATION COMMITTEE OF THE COMPANY (THE "COMPENSATION COMMITTEE") AND THE PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT CARVER SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

         The Compensation Committee is responsible for establishing the policies which govern employee annual compensation and stock ownership programs. The Compensation Committee met twice during fiscal 1998 to evaluate and make determinations with respect to the compensation of the Company's executive officers. In this regard, it should be noted that Mr. Clark, a member of the Compensation Committee, did not participate in any decisions affecting his compensation. Compensation decisions for fiscal 1999 will also be made by the Compensation Committee.

         The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation of the Company's executive officers, including the compensation of Mr. Clark, the President and Chief Executive Officer ("CEO") of the Company and Bank. The overall compensation structure of the Company is aimed at establishing a total compensation package that both rewards strong individual and Bank performance and remains competitive with compensation levels at similar institutions.

         For fiscal 1998, base salaries were set at levels determined, in the subjective judgment of the Compensation Committee, to be commensurate with the respective executive officer's customary duties and responsibilities. Benefit plans, consisting of a pension plan, 401(k) Plan, ESOP and group insurance coverages, are designed to provide for the health and welfare of all employees, including the executives, and their families, as well as for their long-term financial and retirement needs.

         When determining salary levels, the Compensation Committee took into account awards to executives under the Option Plan, the MRP and the Incentive Compensation Plan. The Compensation Committee believes that incentive compensation should be an integral component of the Bank's total compensation package. The Compensation Committee concluded that, considering the prevailing salary levels combined with longer-term performance incentives using options and restricted stock, the Bank's compensation program constituted a total compensation package that was competitive with that of comparable institutions. The Compensation Committee reviews and updates the Bank's compensation program on an ongoing basis in order to continue to offer a total compensation package that provides incentive for strong individual and Bank performance and is competitive with comparable banking institutions.

         INCENTIVE COMPENSATION. The Incentive Compensation Plan provides for incentive compensation in the form of cash bonuses, stock options and restricted stock based upon the annual performance of the Bank in comparison to its pre-established goals. For each fiscal year, eligible employees will receive a bonus equal to 4% of such employee's compensation, multiplied by the lesser of 8 and the "Multiplier," which generally is the sum of certain indicators with respect to the Bank's performance. In addition, each such employee will receive a restricted stock award of shares having a market value equal to 30% of the employee's bonus and an option to purchase 4 times the number of shares of restricted stock awarded to such employee. No awards were made under the Incentive Compensation Plan for the fiscal year ending on March 31, 1998.

         STOCK OWNERSHIP PROGRAMS. The Compensation Committee believes that providing executive officers with significant stock ownership and stock options aligns the interests of executive officers with the interests of stockholders. In this regard, the Company maintains the ESOP, the Option Plan, the MRP and the Incentive Compensation Plan. Pursuant to the ESOP, each of the Company's executive officers has an individual account within the ESOP Trust which is invested primarily, if not exclusively, in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Company.

         Following the adoption of the Option Plan, the Bank granted stock options to provide employees, including Mr. Clark, with an incentive for future performance through their equity interests in the Company. The size of the grants was based in part on practices of other similar institutions and in part on the executive officer's performance and position in the organization. The MRP is also designed to encourage valued executive officers to remain with the Bank through the potential of having increased equity interests in the Company. Following the adoption of the MRP, the Company made awards under the MRP to certain employees, including Mr. Clark, to retain these individuals and to reward the valuable efforts made by them to the productivity and success of the Bank.

         CHIEF EXECUTIVE OFFICER. The Compensation Committee reviewed the performance of Mr. Clark as CEO of the Bank over the past year. The Committee concluded that his performance was outstanding, in terms of achieving the Bank's goals and objectives as set forth in the Bank's strategic operating plan, building a solid and talented management team and managing the Bank's growth since the successful initial public offering of the Bank and the reorganization of the Bank as a wholly-owned subsidiary of the Company. Mr. Clark also actively participated in a variety of outside organizations and causes which served to benefit the Bank and the banking industry. These factors were used to determine Mr. Clark's salary, options and restricted stock awards.

                             THE BOARD OF DIRECTORS
                              Thomas L. Clark, Jr.*
                                David N. Dinkins
                                Linda H. Dunham*
                                 Robert J. Franz
                              Pazel G. Jackson, Jr.
                              Herman Johnson, CPA*
                           David R. Jones (Chairman)*

-------------------
* Indicates a member of the Compensation Committee. Mr. Clark serves on the Compensation Committee as an ex officio member without power to vote.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            One of the responsibilities of the Compensation Committee is to determine the level of compensation for executive officers of the Company and the Bank. There are no other interlocks, as defined under the SEC's rules, between the Compensation Committee and corporate affiliates of members of the Compensation Committee or otherwise.

PERFORMANCE GRAPH

            In accordance with the regulations of the SEC, set forth below is a line graph comparing the cumulative total return of the Common Stock with that of the American Stock Exchange ("AMEX") and the AMEX Stocks- Savings Institutions index for the period from October 25, 1994, the date that the Bank became a public company, through March 31, 1998. The Common Stock began trading on AMEX on May 21, 1997 under the symbol "CNY". Also presented below is a line graph comparing the cumulative total return of the Common Stock with that of The Nasdaq Stock Market and the Nasdaq Stocks Savings Institutions for the period presented in the AMEX performance graph. On October 17, 1996, the Company became the holding company for Carver Federal pursuant to the reoganization of the Bank as a wholly-owned subsidiary of the Company and each share of the Bank's common stock was exchanged for one share of Common Stock. At that time, the Company replaced the Bank as the issuer listed by The Nasdaq Stock Market trading under the symbol "CARV." Accordingly, through October 17, 1996, the graphs below represent the performance of the Bank's common stock, and not the performance of the Company's Common Stock."


                      COMPARISON OF CUMULATIVE TOTAL RETURN
     AMONG CARVER BANCORP, INC., AMEX AND AMEX STOCKS - SAVINGS INSTITUTIONS





                          [Performance Graph Appears]




















                                                          LEGEND

SYMBOL       CRSP TOTAL RETURNS INDEX FOR:                   10/25/94       03/31/95    03/29/96      03/31/97     03/31/98
------       -----------------------------                   --------       --------    --------      --------     --------

--------*    CARVER BANCORP, INC.                              100.0          89.8       114.3          125.7        193.8

--------**   AMEX STOCK MARKET (US COMPANIES)                  100.0         105.8       130.0          127.5        176.6

--------***  AMEX STOCKS-(SIC 6030-6039 US COMPANIES           100.0          93.2       165.5          201.9        285.8
             SAVINGS INSTITUTIONS)

NOTES:

      A. THE LINES REPRESENT MONTHLY INDEX LEVELS DERIVED FROM COMPOUNDED DAILY RETURNS THAT INCLUDE ALL DIVIDENDS.
      B. THE INDEXES ARE REWEIGHTED DAILY, USING THE MARKET CAPITALIZATION ON THE PREVIOUS TRADING DAY.
      C. IF THE MONTHLY INTERVAL, BASED ON THE FISCAL YEAR-END, IS NOT A TRADING DAY, THE PRECEDING TRADING DAY IS USED.
      D. THE INDEX LEVEL FOR ALL SERIES WAS SET TO $100.00 ON 10/25/94.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
             AMONG CARVER BANCORP, INC., THE NASDAQ STOCK MARKET AND
                      NASDAQ STOCKS - SAVINGS INSTITUTIONS








                          [Performance Graph Appears]




































                                                          LEGEND

SYMBOL       CRSP TOTAL RETURNS INDEX FOR:             10/25/94      03/31/95    03/29/96      03/31/97       03/31/98

--------*    CARVER BANCORP, INC.                        100.0         89.8        114.3         125.7          193.8

--------**   Nasdaq Stock Market (US Companies)          100.0        108.5        147.3         163.8          248.5

--------***  Nasdaq Stocks-Savings Institutions          100.0        108.0        147.6         201.9          344.3
              (SIC 6030-6039, US Companies)

NOTES:

      A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

      B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

      C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

      D. The index level for all series was set to $100.00 on 10/25/94.

              THERE CAN BE NO ASSURANCE THAT STOCK PERFORMANCE WILL
            CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS
                          DEPICTED IN THE GRAPHS ABOVE.

SUMMARY COMPENSATION TABLE

            The following table sets forth cash and noncash compensation for the fiscal years ending March 31, 1998, 1997, and 1996 awarded to or earned by the Company's Chief Executive Officer and by each other executive officer whose compensation exceeded $100,000 for services rendered in all capacities to the Company and the Bank during the fiscal year ending March 31, 1998 ("Named Executive Officers"). No other officers received total compensation in excess of $100,000 in fiscal 1998.


                                            SUMMARY COMPENSATION TABLE


                                                                                              LONG TERM COMPENSATION
                                                                                ---------------------------------------------------
                                            ANNUAL COMPENSATION                       AWARDS         PAYOUTS
                                     ----------------------------------------   ------------------  ------------
        (A)                   (B)      (C)           (D)             (E)           (F)         (G)        (H)             (I)
                                                                    OTHER       RESTRICTED
                                                                    ANNUAL        STOCK                   LTIP          ALL-OTHER
  NAME AND PRINCIPAL         FISCAL                              COMPENSATION     AWARDS      OPTIONS    PAYOUTS      COMPENSATION
     POSITIONS                YEAR   SALARY($)     BONUS($)(2)       ($)(3)      ($)(2)(4)    (#)(2)       ($)       ($)(5)(6)(7)
-----------------------     -------  ---------     -----------   ------------   ----------    -------    -------     --------------

Thomas L. Clark, Jr.          1998    200,000        14,520           --          161,081        --        --           25,720
President and Chief           1997    200,000          --             --            4,274       2,072      --           17,766
Executive                     1996    165,000        13,926           --          186,588      34,715      --            1,103
Officer

Biswarup Mukherjee (1)        1998     66,546          --             --             --           --       --           82,977
Former Executive Vice         1997    115,000          --             --            2,978       1,444      --           13,354
President   and Chief         1996    115,001        9,706            --          111,961      13,886      --           13,808
Financial Officer


-----------------------------------

(1) Mr. Mukherjee resigned from employment with the Company and the Bank effective as of October 24, 1997. Prior to his resignation, Mr. Mukherjee was paid an annual base salary of $115,000. The total dollar amount of the annual base salary actually received by Mr. Mukherjee during the 1998 fiscal year is reported in column (c) of the Summary Compensation Table.

(2) Mr. Clark received a management bonus of $14,520 for the fiscal year ending March 31, 1998. No bonus, stock option or restricted stock awards were granted to either Mr. Clark or Mr. Mukherjee under the Incentive Compensation Plan, the Option Plan or the MRP during the fiscal year ending March 31, 1998.

(3) Does not include perquisites and other personal benefits the value of which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(4) Pursuant to the Incentive Compensation Plan, awards of 518 and 361 shares of restricted stock were made to Mr. Clark and Mr. Mukherjee, respectively, on August 20, 1996, which vest in five equal installments commencing on August 20, 1997. In addition, awards of 17,357 and 10,415 shares of restricted stock were made to Mr. Clark and Mr. Mukherjee, respectively, under the MRP on September 12, 1995, which vest in five equal installments beginning on September 12, 1996. The dollar amounts in the table for 1997 are based on the closing price of $8.25 per share of Common Stock on August 20, 1996, as reported on The Nasdaq Stock Market, and the dollar amounts in the table for 1996 are based on the closing price of $10.75 per share of Common Stock on September 12, 1996, as reported on The Nasdaq Stock Market. When shares become vested and are distributed, the recipient also receives an amount equal to accumulated dividends and earnings thereon, if any. As of March 31, 1998, the aggregate value of the 10,829 un-vested shares of restricted stock awarded to Mr. Clark under both the Incentive Compensation Plan and the MRP was $161,081 based on the closing stock price of $14.875 per share of Common Stock, as reported on the American Stock Exchange. Any un-vested shares of restricted stock or stock options awarded to Mr. Mukherjee under the Company's stock benefit plans were automatically forfeited on October 24, 1997, the effective date of his resignation from employment with the Company and the Bank.

(5) Includes $4,761, $3,830, and $95 in matching contributions allocated to Mr. Clark's account under the Bank's 401(k) Plan for the fiscal years ending March 31, 1998, 1997 and 1996, respectively, and $3,600, $2,087 and $2,897 in matching contributions allocated to Mr. Mukherjee's account under the Bank's 401(k) Plan for the fiscal years ending March 31, 1998, 1997 and 1996, respectively.

(6) Includes allocations under the ESOP of 1,409 and 1,351 shares of Common Stock for the plan years ending December 31, 1997 and 1996 with total market values of $20,959 and $13,003, respectively, as of March 31, 1998 and 1997 for the account of Mr. Clark and allocations of 876, 1,123 and 1,247 of Common Stock for the plan years ending December 31, 1997, 1996 and 1995 with total market values of $13,031, $10,809 and $10,911, respectively, as of March 31, 1998, 1997 and 1996 for the account of Mr. Mukherjee.


                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(7) Also includes $66,346, the aggregate dollar amount of the severance paid to Mr. Mukherjee during the fiscal year ending March 31, 1998.

EMPLOYMENT AGREEMENTS, SEVERANCE AGREEMENT AND EMPLOYEE BENEFIT PLANS

         EMPLOYMENT AGREEMENTS. The Company and the Bank have entered into employment agreements with Mr. Clark in his capacity as President and CEO of the Company and the Bank (collectively, the "Employment Agreements").

         The Employment Agreements with Mr. Clark, each effective as of April 1, 1997, provide for three-year terms. The Bank's Employment Agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, after conducting a performance evaluation of Mr. Clark and with Mr. Clark's concurrence, extend its Employment Agreement for an additional year, so that the remaining term shall be three years. The Company's Employment Agreement provides for automatic daily extensions such that the remaining term of the employment Agreement shall be three years unless written notice of non-renewal is given by the Board of Directors or Mr. Clark. The Employment Agreements provide that Mr. Clark's base salary will be reviewed annually. As of May 31, 1998, Mr. Clark's base salary was $200,000. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and supplemental retirement benefits to compensate Mr. Clark for the benefits he cannot receive under the Company's and the Bank's tax-qualified employee benefit plans due to the limitations imposed under the Code and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or Company and Mr. Clark. The Employment Agreements provide for termination by the Bank or the Company at any time for cause as defined in the Employment Agreements. In the event the Bank or the Company chooses to terminate Mr. Clark's employment for reasons other than for cause, or in the event of Mr. Clark's resignation from the Bank and the Company upon: (i) failure to re-appoint, elect or re-elect him to the office of President and CEO;
(ii) failure to re-elect or nominate him for Board membership; (iii) a material adverse change in his functions, duties or responsibilities; (iv) a relocation of his principal place of employment more than 30 miles from its current location without his consent; (v) liquidation or dissolution of the Bank or the Company; (vi) a "change of control" (as defined below); or (vii) a breach of the Employment Agreement by the Bank or the Company, Mr. Clark, or, in the event of death, his beneficiary, would be entitled to a lump sum cash payment in an amount equal to the remaining base salary and bonus payments due to Mr. Clark and the additional cash compensation, contributions or benefits that he would have earned under any employee benefit plans of the Bank or the Company during the remaining term of the Employment Agreements. The Bank and the Company would also continue Mr. Clark's life, health and disability insurance coverage for the remaining term of the Employment Agreements.

         Payments to Mr. Clark under his Employment Agreement with the Bank will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. To the extent that payments under the Company's Employment Agreement and the Bank's Employment Agreement are duplicative, payments due under the Company's Employment Agreement would be offset by amounts actually paid by the Bank. Mr. Clark would be entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the Employment Agreements. Each Employment Agreement also provides for the Bank and the Company to indemnify Mr. Clark to the fullest extent allowable under federal and Delaware law, respectively.

         Cash and benefits paid to Mr. Clark under the Employment Agreements together with payments under other benefit plans following a "change in control" of the Bank or the Company may constitute an "excess parachute" payment under
Section 280G of the Code resulting in the imposition of a 20% excise tax on Mr. Clark. For purposes of Mr. Clark's Employment Agreements, a "change in control" will generally be deemed to have occurred during the term of the employment agreement: (i) if a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as Common Stock, of the Company or the Bank; (ii) in the event of certain mergers, reorganizations, consolidation of assets; (iii) in the event of a complete liquidation or dissolution of the Company or the Bank; or (iv) in the event of a contested election of directors which results in a change of control of a majority of the Board of Directors of the Company or the Bank. In the event that any amounts paid to Mr. Clark following a change of control would constitute "excess parachute payments" under section 280G of the Code, the Employment Agreement with the Company provides that he will be indemnified for any excise taxes imposed due to such excess parachute payments, and any additional income and employment taxes imposed as a result of such indemnification of excise taxes. Any excess parachute payments and indemnification amounts paid will not be deductible compensation expenses for the Company or the Bank.

         SEVERANCE AGREEMENT. Effective as of October 24, 1997, Biswarup Mukherjee resigned from his positions as Executive Vice President and Chief Financial Officer of the Company and the Bank. In order to achieve an amicable severance of employment, the Company and the Bank entered into a Separation Agreement and General Release with Mr. Mukherjee dated as of October 24, 1997 ("Severance Agreement"). The Severance Agreement provides for Mr. Mukherjee to receive an aggregate severance payment of $60,000, to be paid by the Company and the Bank in monthly installments of $2,500 beginning on November 1, 1997 and ending on October 1, 1999. In addition, the Agreement provides for the Company to purchase shares of Common Stock from Mr. Mukherjee during the 120-day period following his resignation date at a purchase price equal to the sum of the average of the bid and ask prices of a share of Common Stock as reported on the American Stock Exchange on the day before such purchase plus $0.25. Mr. Mukherjee did not, however, elect to sell his shares of Common Stock to the Company pursuant to this provision of his Severance Agreement. The Severance Agreement also provides for Mr. Mukherjee to continue to receive group health, life and disability insurance benefits under the employee welfare benefit plans maintained by the Company and the Bank during the two year term of the Agreement. As consideration for these severance payments and benefits, Mr. Mukherjee agreed to a general release of claims and to the non-compete, non-solicitation and confidentiality provisions contained in the Severance Agreement. Since Mr. Mukherjee participated and accrued benefits under the ESOP, Pension and 401(k) Plans during his employment with the Company and the Bank, he will be eligible to receive distributions from these Plans in accordance with their terms. All stock option and restricted stock awards granted to Mr. Mukerhjee under the Incentive Compensation Plan, Option Plan and MRP, to the extent un-vested on October 24, 1997, the effective date of Mr. Mukerhjee's resignation, were automatically forfeited and canceled.

         PENSION PLAN. The Bank maintains a non-contributory, tax-qualified defined benefit plan (the "Pension Plan"). As required, the Bank annually contributes an amount to the Pension Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         Employees who are 18 years of age or older and who have completed one year of service with the Bank are eligible to participate in the Pension Plan. Participants become 100% vested after five years of service, death, or termination of the Pension Plan, regardless of the participant's years of service. The Pension Plan also provides for early retirement benefits, on an actuarially reduced basis, at the election of a participant who terminates employment after age 55.

         Under the Pension Plan, each participant is entitled to a retirement benefit equal to the greater of (a) the product of 50% of final earnings (as defined in the Pension Plan) reduced by 50% of the social security amount (as defined in the Pension Plan) times the ratio of number of years of credited service (as defined in the Pension Plan) up to a maximum of 15, over 15 if the participant's employment ceased after the normal retirement age (as defined in the Pension Plan) or multiplied by the ratio of the number of years of credited service divided by the greatest of (i) 15 and (ii) the number of years of credited service he or she would have had on his or her normal retirement date, if the participant's employment ceased prior to the normal retirement age (as defined in the Pension Plan), or (b) $25 multiplied by the number of the participants' months of credited service.

         The following table sets forth the estimated annual benefits that would be payable under the Pension Plan in the form of a single life annuity before reduction for the social security amount upon retirement at the normal retirement date. The amounts are expressed at various levels of compensation and years of service.



                                                     YEARS OF CREDITED SERVICE
FINAL EARNINGS              15                 20                   25                  30                  35
--------------        ------------        ------------        ------------        ------------        ------------

   $100,000             $50,000             $50,000              $50,000             $50,000             $50,000
    150,000              75,000              75,000               75,000              75,000              75,000
    200,000(1)          100,000             100,000              100,000             100,000             100,000
    250,000(1)          125,000             125,000              125,000             125,000             125,000

------------------------

(1) Under Section 401(a)(17) of the Code, a participant's compensation in excess of $160,000 (as adjusted to reflect cost-of- living increases) is disregarded for purposes of determining final earnings. The amounts shown in the table include the supplemental retirement benefits payable to Mr. Clark under his employment agreement to compensate for the limitation on includible compensation.

         Final earnings equal the average of the participant's highest three consecutive calendar years of taxable compensation during the last 10 full calendar years of employment prior to termination, or the average of the Participant's annual compensation over his or her total service, if less.

         The following table sets forth the years of credited service and the final earnings determined as of March 31, 1998 for each of the individuals named in the Summary Compensation Table.



                            YEARS OF CREDITED SERVICE
                            -------------------------

NAME                          YEARS         MONTHS           FINAL EARNINGS
----                          -----         ------           --------------
Thomas L. Clark, Jr.            3             2                $188,598
Biswarup Mukherjee              11            4                $113,151


         MANAGEMENT RECOGNITION PLAN. The MRP provides for automatic grants of restricted stock to certain employees as of the effective date of the MRP, including Mr. Clark and former executive officer Mr. Mukherjee who received 17,357 and 10,415 shares of restricted stock, respectively. In addition, the MRP provides for additional discretionary grants of restricted stock to those employees selected by the committee established to administer the MRP. Awards generally vest in five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still an employee of the Company or the Bank on such date. Awards will become 100% vested upon termination of service due to death or disability. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto.

         INCENTIVE COMPENSATION PLAN. The Incentive Compensation Plan provides incentive compensation to certain eligible employees, including Mr. Clark and former executive officer Mr. Mukherjee, in the form of bonuses, stock options and restricted stock. For each fiscal year, eligible employees will receive a bonus equal to 4% of such employee's compensation, multiplied by the lesser of 8 and the "Multiplier." In addition, each such employee will receive a restricted stock award of shares having a market value equal to 30% of the employee's bonus and an option to purchase 4 times the number of shares of restricted stock awarded to such employee.

         OPTION PLAN. The Option Plan provides for automatic option grants to certain employees as of the effective date of the Option Plan, including Mr. Clark and former executive officer Mr. Mukherjee, who were granted options to purchase 34,715 and 13,886 shares of Common Stock, respectively, on September 12, 1995 at an exercise price of $10.38 per share. In addition, the Option Plan provides for additional discretionary option grants to those employees selected by the committee established to administer the Option Plan with an exercise price equal to the fair market value of a share of Common Stock on the date of the grant. Options granted under the Option Plan generally vest in five equal annual installments commencing on the first anniversary of the effective date of the grant, provided the recipient is still an employee of the Company or the Bank on such date. Upon death or disability, all options previously granted automatically become exercisable.

         The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by, outstanding stock options held by the Named Executive Officers on March 31, 1998. Also reported is the value for any "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock, which was $14.875 per share. No new stock options were granted to the Named Executive Officers during the fiscal year ending March 31, 1998 under either the Incentive Compensation Plan or the Option Plan.


                                         FISCAL YEAR END OPTION/SAR VALUES
                                         ---------------------------------

                                                               NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED            IN-THE-MONEY
                               SHARES           VALUE         OPTIONS/SARS AT FISCAL       OPTIONS/SARS AT FISCAL
                            ACQUIRED ON      REALIZED ON             YEAR-END                    YEAR-END(3)
                              EXERCISE         EXERCISE               (#)(3)                         ($)

NAME                          (#)(1)          ($)(2)         EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----                          ------          ------         -------------------------     -------------------------

Thomas L. Clark, Jr.             --                --                14,300/22,487               65,239/104,926
Biswarup Mukherjee             5,843            17,440                   --                            --

------------------------
(1) As of March 31, 1998, Mr. Mukherjee had exercised all of the stock options granted to him under the Incentive Compensation Plan and the Option Plan that had become vested and were immediately exercisable as of October 24, 1997, the effective date of his resignation from employment with the Company and the Bank. Any options that were not vested as of the effective date of Mr. Mukherjee's resignation were automatically forfeited and canceled.

(2) Based on the exercise by Mr. Mukherjee of 289 stock options granted to him under the Incentive Compensation Plan with an exercise price of $8.06 per share and the exercise of 5,554 stock options granted to him under the Option Plan with an exercise price of $10.38 per share. Also based on the closing price of $13.25 per share of Common Stock, as reported on the American Stock Exchange for November 13, 1997, the date Mr. Mukherjee exercised his stock options under these Plans.

(3) As of March 31, 1998, Mr. Clark held 2,072 options granted to him under the Incentive Compensation Plan with an exercise price of $8.06 per share, of which 414 were exercisable and 1,658 were unexercisable. All of these options are "in-the-money" options. As of March 31, 1998, Mr. Clark also held 34,715 options granted to him under the Option Plan with an exercise price of $10.38 per share, of which 13,886 were exercisable and 20,829 were unexercisable. All of these options are also "in-the-money" options.


TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Carver Federal offers loans to its directors, officers and employees, which loans are made in the ordinary course of business, and are not made with more favorable terms nor do they involve more than the normal risk of collectibility or present unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to the Bank's directors and executive officers must be approved in advance by a disinterested majority of the Bank's Board of Directors. Under prior law, however, Carver had a policy of offering loans to directors, officers, employees and their immediate family members residing at the same address on terms substantially equivalent to those offered to the public, except the interest rates on loans were reduced so long as the director, officer or employee remained at the Bank.

         The following table sets forth information at March 31, 1998 relating to loans made to directors and executive officers of the Bank whose terms included reduced interest rates or other preferential terms and whose total aggregate balances exceeded $60,000 at any time since April 1, 1997.



                                                                                                                      HIGHEST
                                                                                                                      BALANCE
                                                                                                    BALANCE AT         SINCE
                                       TYPE-OF          DATE              ORIGINAL  INTEREST         MARCH 31,        APRIL 1,
NAME AND RELATION TO COMPANY             LOAN        ORIGINATED            AMOUNT     RATE             1998             1997
----------------------------             ----        ----------            ------     ----             ----             ----
Biswarup Mukherjee
  Former Executive Vice President
  and Chief Financial Officer          Mortgage       9/13/88            $160,000    8.25%            $114,825        $121,359
Herman Johnson
  Director                             Mortgage       10/18/89           $150,000    8.50%            $115,842        $121,411


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors and certain officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent shareholders of the Company were complied with, except for the late filing with the SEC of one Form 3 "Initial Statement of Beneficial Ownership of Securities" by Pazel G. Jackson, Jr., upon first becoming a director of the Company and in which he failed to timely report his beneficial ownership of 300 shares of Common Stock and the late filings with the SEC of one Form 5 "Annual Statement of Changes in Beneficial Ownership" by Herman Johnson, a director, reporting his sale of 1,100 shares of Common Stock and the late filing of a Form 4 "Statement of Changes in Beneficial Ownership" by Raymond L. Bruce, an executive officer, reporting his exercise of options to purchase 1,388 shares of Common Stock and his simultaneous subsequent sale of such securities. The Company's grant of stock options and restricted stock awards to Directors Franz and Jackson were reported on Forms 5 which, although filed late with the SEC, were accurate in all other respects. Additionally, the open market purchase of 1,500 shares of Common Stock by Director Franz, a transaction required to be reported on a Form 4, was reported on a late basis on the Form 5 filed for him with respect to the fiscal year ended March 31, 1998.


              =====================================================

                                  PROPOSAL TWO

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

              =====================================================


         The Board of Directors of Carver has appointed the firm of Mitchell & Titus, LLP as independent auditors for Carver for the fiscal year ending March 31, 1999, subject to ratification of such appointment by the stockholders. Representatives of Mitchell & Titus, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MITCHELL & TITUS, LLP AS INDEPENDENT
                              AUDITORS FOR CARVER.

              =====================================================

                                 PROPOSAL THREE

                             STOCKHOLDER PROPOSAL

              =====================================================



         ENHANCEMENT OF SHAREHOLDER VALUE RESOLUTION

         "RESOLVED, that the shareholders assembled in person and by proxy, recommend that in order to enhance shareholder value, the Board of Directors of Carver Bancorp, Inc. engage the services of a leading investment banking firm specializing in financial institutions, with particular expertise in thrift institutions, to make recommendations to the Board of Directors as to specific actions to be taken to enhance shareholder value. These recommendations could include among others: the active solicitation of merger overtures from other financial institutions."

         SUPPORTING STATEMENT

         This resolution and supporting statement were written with the facts available to this writer as of March 1, 1998.

         The Bank's performance is still very disappointing. On January 30, 1998, the bank reported earnings of only $0.14 cents a share for its third quarter. The Bank is making extremely slow progress becoming a public company in 1994 Carver Bancorp Inc. has paid a total dividend of five cents a share, yet there is much talk to maximize shareholder value.

         The annualized return on equity based on the first nine months ended December 31, 1997 was 3.56%. I believe this is a very low and unacceptable return. Any of us can get more return on our funds by investing in a simple insured Bank CD. The Banks annualized return on its $415 million in assets is only 0.30%. This is way below other banking institutions.

         Furthermore the ratio of non-interest expenses to average total assets was an astonishing high 2.82%.

         Carver's long term goal of improved earning and greater profitability appears to be along way over the horizon.

         The stockholder Return Performance Presentation on page 14 of the proxy statement dated July 17, 1997 shows that $100.00 invested in Carver Bancorp, Inc. from October 25, 1994 to March 31, 1997 increased to $125.70 while a Nasdaq Stocks-Savings Institutions index for the same period increased to $201.90. A similar poor relative price performance is anticipated for the years October 25, 1994 to March 31, 1998.

         Management should focus its efforts on improved corporate performance while being sufficiently open to entertain advice from outside knowledgeable consultants.

         Personally, I would like to see Carver Bancorp, Inc. merged with a larger financial institution that will increase lending to the communities where the Carver branch offices are located. I believe that a sale leading to a takeover of Carver Bank would be beneficial to both the shareholders and the customers of the Bank.

         Last year, a resolution "to sell the company for cash and/or securities valued at no less than TWENTY DOLLARS per share or 120% of the current book value, which ever value is higher," received 325,844 affirmative votes (24.1% of the votes cast). 810,549 votes were not cast. Please vote this year.

         I URGE YOUR SUPPORT.  VOTE FOR THIS RESOLUTION.

              =====================================================

         STATEMENT OF THE BOARD OF DIRECTORS OF CARVER BANCORP, INC. IN
                     OPPOSITION TO THE STOCKHOLDER PROPOSAL

              =====================================================



         The Board of Directors of the Company vigorously opposes the stockholder proposal and recommends a vote "AGAINST" for the following reasons:

         The Board of Directors believes that the stockholder proposal is unnecessary in light of the current financial condition of the Company. Since our initial public offering in 1994, the Board and management have steadily increased the value of Carver's Common Stock. Between March 28, 1997 and March 27, 1998, the total return (capital appreciation plus dividend) on the Common Stock was 52.71%. This compares to a 44.11% return for the Standard & Poor's 500, an index prepared by Standard & Poor's, a nationally recognized rating agency, and a 48.95% return for Keefe Bank Index, an index prepared by Keefe Bruyette & Woods, an investment banking firm that has advised the Company from time to time.

         The Board and management have continued to strive to meet our goal of maximizing long-term stockholder value. The Company has recently completed a restructuring of its balance sheet, the results of which are just beginning to improve our performance. In addition, the Company paid its first dividend to stockholders during the fiscal year which ended March 31, 1998 ("fiscal 1998"). The Board believes that a formal engagement of an investment banker would prove costly and demand a great deal of time and resources of the Board and management. It is the Board's belief that our stockholders will be better served by the investment of our management's time and resources to implement Carver's business objectives.

         Stockholders are also advised that the Proponent's supporting statement is riddled with broad generalizations concerning the Company and fails to provide stockholders with the information necessary to put the Proponent's claims into the proper perspective. For instance, the Proponent points out that Carver's earnings per share for the third quarter of fiscal 1998 were "only" $0.14 (14 cents), but fails to inform you that this represents a 100.00% increase in earnings per share from the same quarter in the prior year. In fact, the Company's financial statements reflect that, as of the year ended March 31, 1998, the Company increased its loan portfolio by approximately 40.00%, total assets have increased approximately 3.00% and total deposits have increased by approximately 3.00% over the prior year. The Board and management urge you to review our financial statements for additional information regarding the financial condition and results of operations of the Company.

         It is clear that the ultimate goal of the stockholder proposal is to create an atmosphere which would disadvantage further efforts to carry out the Company's business objectives. Moreover, approval of the stockholder proposal would compromise the ability of the Board of Directors to fulfill its fiduciary duty to stockholders. The directors are elected by stockholders to manage the business and affairs of the Company and are in the best position to evaluate and consider all of the various options which may be available from time to time.

         The principal goal of your Board of Directors is and always will be to maximize stockholder value consistent with prudent business practices and our special mission as a community-based institution. Fiscal 1998 began with a restructuring of our balance sheet and ended with some aggressive steps to streamline our operations and to focus on our most profitable products. The Board of Directors believes that the steps taken during the last fiscal year have set the stage for stockholders to realize the rewards of an investment in Carver. The Board and management pledge to continue to do our best to maximize the return to stockholders in the future.


      THE BOARD FIRMLY BELIEVES THAT THE STOCKHOLDER PROPOSAL IS NOT IN THE
               BEST INTEREST OF THE COMPANY AND OUR STOCKHOLDERS.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST
                            THE STOCKHOLDER PROPOSAL

         Unless marked to the contrary, the shares represented by the Company's signed proxy card will be voted "AGAINST" the stockholder proposal. .

              =====================================================

                             ADDITIONAL INFORMATION

              =====================================================



PROPOSALS FOR 1999 ANNUAL MEETING

         Any stockholder wishing to have a proposal considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Corporate Secretary of the Company on or before March 23, 1999.

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to the Company's Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or received by the Secretary not later than the following dates:
(i) with respect to an annual meeting of stockholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Corporate Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "Proposals For 1999 Annual Meeting."

OTHER MATTERS

         As of the date of this Proxy Statement, management does not know of any other matters to be brought before the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Company's Board of Directors.

              =====================================================

                              FINANCIAL STATEMENTS

              =====================================================




         A copy of the Annual Report to Stockholders for the year ended March 31, 1998, containing financial statements as of March 31, 1998 and March 31, 1997 and for each of the years in the three-year period ended March 31, 1998, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. The consolidated financial statements have been audited by Mitchell & Titus, LLP whose report thereon appears in the Annual Report.

         THE COMPANY HAS FILED AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED MARCH 31, 1998 WITH THE SEC. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF SUCH ANNUAL REPORT (EXCLUDING EXHIBITS) BY WRITING TO RAYMOND L. BRUCE, ESQ., SENIOR VICE PRESIDENT, CORPORATE COUNSEL AND CORPORATE SECRETARY, CARVER BANCORP, INC., 75 WEST 125TH STREET, NEW YORK, NEW YORK 10027, OR BY TELEPHONING
(212) 876-4747.

                                     By Order of the Board of Directors,



                                         Raymond L. Bruce, Esq.
                                     SENIOR VICE PRESIDENT,
                                     CORPORATE COUNSEL AND CORPORATE SECRETARY

New York, New York
July 21, 1998


        TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING,
             PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING
                PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

CARVER BANCORP, INC.                                             REVOCABLE PROXY
75 WEST 125TH STREET
NEW YORK, NEW YORK 10027


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF CARVER BANCORP, INC.
      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 14, 1998

         The undersigned stockholder of Carver Bancorp, Inc. hereby appoints David R. Jones, Linda H. Dunham, and Raymond L. Bruce, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Carver Bancorp, Inc. held of record by the undersigned on June 25, 1998, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., on August 14, 1998, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF PROPERLY EXECUTED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES LISTED IN ITEM 1, FOR THE PROPOSAL IN ITEM 2 AND AGAINST THE STOCKHOLDER PROPOSAL IN
ITEM 3 (IF PROPERLY INTRODUCED AT THE ANNUAL MEETING).

     PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

           PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLUE OR BLACK INK.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR ALL
NOMINEES" IN ITEM 1 AND "FOR" THE PROPOSAL IN ITEM 2.
 ...................................................................
1.       Election of Directors to a Three Year Term.
         Nominees: Thomas L. Clark, Jr., Herman Johnson, CPA and Pazel G. Jackson, Jr.

         INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
         NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE
         PROVIDED:  -------------------------------------


         FOR all                    WITHHOLD for all
         Nominees                   Nominees
            /_/                        /_/


 ...................................................................
2. Ratification of Appointment of Mitchell & Titus LLP, as independent auditors for the Company for the fiscal year ending March 31, 1999.

         FOR               AGAINST          ABSTAIN
         /_/                 /_/              /_/


  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
  "AGAINST" THE STOCKHOLDER PROPOSAL IN ITEM 3.
 . ....................................................................
3. Adoption of the stockholder proposal described in the accompanying Proxy Statement, if properly introduced at the Annual Meeting.

         FOR               AGAINST          ABSTAIN
         /_/                 /_/              /_/


 ....................................................................
4. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the persons named in this Proxy will vote on such matters in such a manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any other such business.
--------------------------------------------------------------------


                       I WILL ATTEND THE ANNUAL MEETING /_/

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement for the Annual Meeting.

  -----------------------------------------------------------------

  -----------------------------------------------------------------
                              Signature(s)

  Dated: ______________________________________________________, 1998

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                        [CARVER BANCORP, INC. LETTERHEAD]










                                            July 21, 1998

Dear Plan Account Holder:

         The Carver Bancorp, Inc. ("Company") Employee Stock Ownership Plan ("ESOP") has a related trust ("ESOP Trust") which holds common stock ("Common Stock") of the Bank. Marine Midland Bank, as the trustee of the ESOP Trust ("ESOP Trustee"), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company's Annual Meeting of Stockholders scheduled to be held on August 14, 1998 ("Annual Meeting").

         The ESOP Trust provides that in casting votes at the Annual Meeting, the ESOP Trustee is to follow the instructions given by participants, former participants and beneficiaries of deceased former participants ("Participants") with respect to the Common Stock allocated to their accounts in the ESOP as of June 25, 1998.

         The records for the ESOP indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction ("Voting Instruction") and returning it in the envelope provided to CT Corporation Systems ("CT Corp"). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The ESOP Trustee expects CT Corp to tabulate the instructions given on a confidential basis and to provide the ESOP Trustee with only the final results of the tabulation.

         The voting of the Common Stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP Trustee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and voting the Common Stock allocated to Participants' accounts. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the ESOP Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         (a) ALLOCATED COMMON STOCK. In general, the ESOP Trustees will vote the number of shares of Common Stock, if any, held by the ESOP Trust and allocated as of June 25, 1998 to your individual account under the ESOP according to the instructions specified on the Voting Instruction. The Voting Instruction shows the number of shares of Common Stock allocated to your individual account under the ESOP Trust as of June 25, 1998. In general, if you do not file the Voting Instruction by August 10, 1998, the ESOP Trustee will vote the number of shares allocated to your account FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares allocated to the accounts of Participants who do file Voting Instructions.

         (b) UNALLOCATED COMMON STOCK. The ESOP Trust holds certain shares of Common Stock that are not allocated to any individual's account. In general, the ESOP Trustee will vote the Common Stock not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the Voting Instruction, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Common Stock. However, if the ESOP Trustee does not receive instructions from any of the Participants, the Board of Directors of the Company will direct the ESOP Trustees with respect to the voting of any shares of unallocated stock, or, in the absence of such direction by the Board of Directors, the ESOP Trustee will have sole discretion as to the voting of such shares.

         If you do not file the Voting Instruction by August 10, 1998 or if you ABSTAIN as to a proposal, your instructions will not count in voting any allocated Common Stock for which no voting instructions have been received from Participants or the unallocated Common Stock. Each individual's instructions for such purposes are weighted according to the number of shares of Common Stock allocated to all individuals' accounts for which instructions to vote FOR or AGAINST have been received. However, the ESOP Trustee may be required to vote the allocated Common Stock for which no instructions have been received and the unallocated Common Stock held by the ESOP Trust in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the ESOP Trustees will vote upon such matters in their discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         Your interest in the ESOP Trust offers you the opportunity to participate, as do the Company shareholders, in decisions that affect the future of the Company and Carver Federal Savings Bank ("Bank") and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

         If you have questions regarding the terms of the ESOP or how to complete the Voting Instruction, please call the Human Resources Department of the Bank at (212) 876-4747.

                                           Sincerely,



                                           CARVER BANCORP, INC.
                                           EMPLOYEE STOCK OWNERSHIP COMMITTEE


Enclosures

================================================================================
CARVER BANCORP, INC.                            CONFIDENTIAL VOTING INSTRUCTION

  This Instruction is solicited by the Employee Stock Ownership Plan Committee of Carver Bancorp, Inc.
                           as named fiduciary for the
                              CARVER BANCORP, INC.
                     EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")
         For the Annual Meeting of Stockholders of Carver Bancorp, Inc.
                         to be held on August 14, 1998

         The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the ESOP (the "Instructor") hereby provides the voting instructions hereinafter specified to Marine Midland Bank, as the trustee of the ESOP ("ESOP Trustee"), which instructions will be taken into account by the ESOP Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Carver Bancorp, Inc. ("Carver") which are held by the ESOP Trustee, in its capacity as ESOP Trustee, as of June 25, 1998 (the "Record Date") at the August 14, 1998 Meeting of Stockholders of Carver (the "Annual Meeting") to be held at the American Stock Exchange, 86 Trinity Place, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof.

         As to the proposals listed below, which are more particularly described in the Proxy Statement dated July 21, 1998, the ESOP Trustee will vote the common stock of Carver Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated July 21, 1998.

         As to other matters which may properly come before the Annual Meeting, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         The instruction set forth below will be taken into account as described above in directing the ESOP Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with CT Corporation Systems by August 10, 1998.

                      PLEASE MARK YOUR INSTRUCTIONS ON THIS
                    VOTING INSTRUCTION, SIGN AND DATE IT AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.
================================================================================


                   IF THIS VOTING INSTRUCTION IS SIGNED BUT NO
                  DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED
                "FOR" PROPOSALS 1 AND 2 AND "AGAINST" PROPOSAL 3.


--------------------------------       ---------------------------------------
        PARTICIPANT                     ESOP PLAN COMMON (as of June 25, 1998)

           PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLUE OR BLACK INK.

-------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                         VOTE "FOR" PROPOSALS 1 AND 2 .
-------------------------------------------------------------------------------


1.   ELECTION OF DIRECTORS FOR A THREE YEAR           /_/      For all nominees (except as     /_/     WITHHOLD AUTHORITY to votE
     TERM                                                      indicated to the contrary               for all nominees
     Nominees: Thomas L. Clark, Jr., Herman Johnson            below)
     CPA,
     and Pazel G. Jackson, Jr.                                 INSTRUCTIONS:  To
     (Terms of Office Expire in 2001)                          withhold authority to vote
                                                               for any individual
                                                               nominee,
                                                               write that nominee's name
                                                               in the space provided:

                                                               --------------------------

2. PROPOSAL TO APPOINT MITCHELL & TITUS, LLP as independent auditors for the fiscal year ending March 31, 1999.

     /_/ FOR      /_/ AGAINST     /_/ ABSTAIN*

-------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.
-------------------------------------------------------------------------------

3. STOCKHOLDER PROPOSAL described in the accompanying Proxy Statement, if properly introduced at the Annual Meeting.

     /_/ FOR      /_/ AGAINST     /_/ ABSTAIN*

4. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the ESOP Trustee will vote on such matters in such a manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any other such business.


                    The undersigned hereby instructs the Committee to direct the ESOP Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated July 21, 1998, a Notice of Annual Meeting of Stockholders of Carver Bancorp, Inc., a Proxy Statement for the Annual Meeting and the 1998 Annual Report.


                    DATE
                    -----------------------------------------------------------

                    SIGNATURE
                    -----------------------------------------------------------

                    SIGNATURE
                    -----------------------------------------------------------

                    Please date and sign exactly as your name appears on this instruction and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian or otherwise, please so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each shareholder named should sign.

                    *For purposes of directing the voting of the Shares for which no instructions are received, abstentions will be disregarded.

                    [CARVER FEDERAL SAVINGS BANK LETTERHEAD]



                                          July 21, 1998


Dear Plan Account Holder:

         The Carver Federal Savings Bank ("Bank") 401(k) Savings Plan in RSI Retirement Trust ("401(k) Plan") has a related trust ("Employer Stock Fund Trust") which holds common stock ("Common Stock") of Carver Bancorp, Inc. ("Company"). Marine Midland Bank ("Marine Midland"), as the trustee of the 401(k) Plan Employer Stock Fund Trust ("Employer Stock Fund Trustee"), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company's Annual Meeting of Stockholders scheduled to be held on August 14, 1998 ("Annual Meeting").

         The Employer Stock Fund Trust provides that in casting its votes at the Annual Meeting, the Employer Stock Fund Trustee is to follow directions given by the 401(k) Plan Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants ("Participants") with respect to the Common Stock attributable to their accounts in the Employer Stock Fund as of June 25, 1998.

         The records for the 401(k) Plan indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction ("Voting Instruction") and returning it in the envelope provided to CT Corporation Systems ("CT Corp"). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The Committee expects CT Corp to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used by the Committee in directing the Employer Stock Fund Trustee.

         The voting of the Common Stock held by the 401(k) Plan Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the Employer Stock Fund Trustee. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the Employer Stock Fund Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         In general, the Employer Stock Fund Trustee will vote the number of shares of Common Stock (if any) held by the Employer Stock Fund Trust and attributable as of June 25, 1998 to your individual account under the 401(k) Plan according to the instructions specified on the Voting Instruction. The Voting Instruction shows the number of shares of Common Stock attributable to your individual account under the 401(k) Trust as of June 25, 1998. In general, if you do not file the Voting Instruction by August 10, 1998, the number of shares attributable to your account will be voted FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares attributable to the accounts of Participants who do file Voting Instructions. In addition, if you do not file the Voting Instruction by August 10, 1998 or if you ABSTAIN as to a proposal, your instructions will not count in voting any Common Stock attributable to Participants' accounts for which no voting instructions have been received. Each individual's instructions for such purposes are weighted according to the number of shares of Common Stock attributable to all individuals' accounts for which instructions to vote FOR or AGAINST have been received. Notwithstanding the foregoing, the Committee may be required to instruct the Employer Stock Fund Trustee to vote the Common Stock for which no instructions have been received in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the Employer Stock Fund Trustee will be instructed to vote upon such matters in its discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         Your interest in the Employer Stock Fund Trust offers you the opportunity to participate, as do the Company's shareholders, in decisions that affect the future of the Company and the Bank, and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the Common Stock held by the 401(k) Plan.

         If you have questions regarding the terms of the 401(k) Plan or how to complete the Voting Instruction, please call the Human Resources Department of the Bank at (212) 876-4247.

                                   Sincerely,



                                   401(K) PLAN COMMITTEE OF
                                   CARVER FEDERAL SAVINGS BANK


Enclosures

================================================================================
CARVER BANCORP, INC.                             CONFIDENTIAL VOTING INSTRUCTION

           This Instruction is solicited by the 401(k) Plan Committee of Carver Federal Savings Bank
                           as named fiduciary for the
                 CARVER FEDERAL SAVINGS BANK 401(K) SAVINGS PLAN
                     IN RSI RETIREMENT TRUST ("401(K) PLAN")
         For the Annual Meeting of Stockholders of Carver Bancorp, Inc.
                          to be held on August 14, 1998

         The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the 401(k) Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the 401(k) Plan Committee (the "Committee") of Carver Bancorp, Inc. ("Carver"), which instructions shall be taken into account in directing Marine Midland Bank, as the trustee of the 401(k) Plan Employer Stock Fund ("Employer Stock Fund Trustee") to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Carver which are held by the Employer Stock Fund Trustee, in its capacity as Trustee, as of June 25, 1998 (the "Record Date") at the August 14, 1998 Meeting of Stockholders of Carver (the "Annual Meeting") to be held at the American Stock Exchange, 86 Trinity Place, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof.

         As to the proposals listed below and as more particularly described in the Proxy Statement dated July 21, 1998, the Committee will give voting directions to the Employer Stock Fund Trustee. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated July 21, 1998.

         As to other matters which may properly come before the Annual Meeting, the Employer Stock Fund Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         The instruction set forth below will be taken into account as described above in directing the Employer Stock Fund Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with CT Corporation Systems by August 10, 1998.

            PLEASE MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION, SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.
================================================================================


                   IF THIS VOTING INSTRUCTION IS SIGNED BUT NO
                  DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED
                "FOR" PROPOSALS 1 AND 2 AND "AGAINST" PROPOSAL 3.


-----------------------------      ----------------------------------------
         PARTICIPANT                ESOP PLAN COMMON (as of June 25, 1998)


           PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLUE OR BLACK INK.

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 .
--------------------------------------------------------------------------------

1.   ELECTION OF DIRECTORS FOR A THREE YEAR                /_/    For all nominees (except as    /_/      WITHHOLD AUTHORITY to vote
     TERM                                                         indicated to the contrary               for all nominees
     Nominees: Thomas L. Clarke, Jr., Herman Johnson, CPA         below)
     and Pazel G. Jackson, Jr.                                    INSTRUCTIONS:  To
     (Terms of Office Expire in 2001)                             withhold authority to vote
                                                                  for any individual nominee,
                                                                  write that nominee's name
                                                                  in the space provided:

                                                                  ----------------------------


2. PROPOSAL TO APPOINT MITCHELL & TITUS, LLP as independent auditors for the fiscal year ending March 31, 1999.

     /_/  FOR     /_/ AGAINST     /_/ ABSTAIN*

--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.
--------------------------------------------------------------------------------


3. STOCKHOLDER PROPOSAL described in the accompanying Proxy Statement, if properly introduced at the Annual Meeting.

     /_/  FOR     /_/ AGAINST     /_/ ABSTAIN*


4. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the Employer Stock Fund Trustee will vote on such matters in such a manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any other such business.
--------------------------------------------------------------------------------

                    The undersigned hereby instructs the Committee to direct the Employer Stock Fund Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated July 21, 1998, a Notice of Annual Meeting of Stockholders of Carver Bancorp, Inc., a Proxy Statement for the Annual Meeting and the 1998 Annual Report.


                    DATE
                    ------------------------------------------------------------

                    SIGNATURE
                    ------------------------------------------------------------

                    SIGNATURE
                    ------------------------------------------------------------

                    Please date and sign exactly as your name appears on this instruction and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian or otherwise, please so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each shareholder named should sign.

                    *For purposes of directing the voting of the Shares for which no instructions are received, abstentions will be disregarded.